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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): August 14, 2003


                                  EZENIA! INC.
               (Exact Name of Registrant as Specified in Charter)
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
              DELAWARE                             0-25882                          04-3114212
------------------------------------- ---------------------------------- ----------------------------------
    (State or Other Jurisdiction                 (Commission                       (IRS Employer
         of Incorporation)                       File Number)                    Identification No.)
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                  154 MIDDLESEX TURNPIKE, BURLINGTON, MA 01803
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               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (781) 505-2100
                                                           --------------


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      EXHIBITS.

         99.1     Ezenia! Inc. Press Release issued on August 14, 2003.

ITEM 12. REGULATION FD DISCLOSURE

         On August 14, 2003, Ezenia! Inc. issued a press release announcing its 2003 second quarter financial results. The press release is attached hereto as
Exhibit 99.1 and is incorporated by reference herein.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               EZENIA! INC.


Dated:  August  14, 2003       By: /s/ KHOA D. NGUYEN
                                   --------------------------------------------
                                   Khoa D. Nguyen
                                   Chief Executive Officer and
                                   Chief Financial Officer
                                   (Principal Financial and Accounting Officer)




                                  EXHIBIT INDEX

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
EXHIBIT NO.       DESCRIPTION
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
   99.1           Ezenia! Inc. Press Release issued on August 14, 2003.
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